SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2000

 Commission              Exact name of registrant             IRS Employer
 File Number            as specified in its charter         Identification No.
 -----------           ----------------------------         ------------------

 1-12869               CONSTELLATION ENERGY GROUP, INC.            52-1964611

 1-1910               BALTIMORE GAS AND ELECTRIC COMPANY           52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 250 W. Pratt Street, Baltimore, Maryland            21201
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)             (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events
---------------------

Attached to this Current Report on Form 8-K as Exhibit 99 are 1999 pro forma financial statements for Baltimore Gas and Electric Company (BGE), a subsidiary of Constellation Energy Group, Inc. (Constellation Energy). As a result of the deregulation of BGE's electric generation, we expect BGE to transfer, at book value, certain generation assets and liabilities to nonregulated subsidiaries of Constellation Energy no earlier than July 1, 2000 and upon receipt of all regulatory approvals. The pro forma financial statements and description of the pro forma adjustments presented in Exhibit 99 reflect these transfers and other financial impacts surrounding the deregulation of BGE's electric generation business.


ITEM 7.  Financial Statements and Exhibits
------------------------------------------


   (c)      Exhibit No. 99    BGE 1999 Pro Forma Financial Statements -
                              Generation Asset Transfer.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CONSTELLATION ENERGY GROUP, INC.
                                         --------------------------------
                                                    (Registrant)


                                         BALTIMORE GAS AND ELECTRIC COMPANY
                                         -----------------------------------
                                                    (Registrant)







Date:   March 17, 2000                              /s/ David A. Brune
        --------------                   ------------------------------------
                                David A. Brune, Vice President on behalf of each Registrant and as Principal Financial Officer of each Registrant



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